UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2013

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 8, 2013, NGL Energy Partners LP (the “Partnership”), NGL Energy Operating, LLC, in its capacity as borrowers’ agent, and the other subsidiary borrowers party thereto entered into Amendment No. 2 to Credit Agreement (the “Credit Agreement Amendment”) with Deutsche Bank Trust Company Americas, as administrative agent, and the other financial institutions party thereto.  The Credit Agreement Amendment, among other things, increases the aggregate commitments under the Partnership’s credit facility to $1,050,000,000.  A press release announcing the amendment of the credit facility is filed as Exhibit 99.1 and incorporated herein by reference.

In addition, on May 8, 2013, the Partnership entered into Amendment No. 2 to Note Purchase Agreement (the “Note Purchase Agreement Amendment”) with the purchasers named therein which, together with the amendment of certain ancillary documentation, among other things, permits increased borrowings under the credit facility, as amended by the Credit Agreement Amendment.

The Note Purchase Agreement Amendment and the Credit Agreement Amendment are filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K and incorporated by reference herein.  The above description of the material terms of the Note Purchase Agreement Amendment and the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibits 4.1 and 10.1.

Item 5.02.  Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers.

On May 6, 2013, the Board of Directors of NGL Energy Holdings LLC, the general partner of  the Partnership (the “General Partner”), appointed Atanas H. Atanasov as the Chief Financial Officer of the General Partner, effective immediately.  H. Michael Krimbill, the Chief Executive Officer of the General Partner, previously served as Chief Financial Officer following the retirement of the General Partner’s former Chief Financial Officer.  Mr. Krimbill will continue to serve as the Chief Executive Officer of the General Partner.  A press release announcing Mr. Atanasov’s appointment is filed as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Amendment No. 2 to Note Purchase Agreement, dated as of May 8, 2013, among the Partnership and the purchasers named therein.
10.1

Amendment No. 2 to Credit Agreement, dated as of May 8, 2013, among NGL Energy Operating LLC, the Partnership, the subsidiary borrowers party thereto, Deutsche Bank Trust Company Americas and the other financial institutions party thereto.

99.1	Press release, dated May 9, 2013
99.2	Press release, dated May 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC,
its general partner

Date: May 9, 2013		By:	/s/ H. Michael Krimbill
H. Michael Krimbill Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amendment No. 2 to Note Purchase Agreement, dated as of May 8, 2013, among the Partnership and the purchasers named therein.
10.1

Amendment No. 2 to Credit Agreement, dated as of May 8, 2013, among NGL Energy Operating LLC, the Partnership, the subsidiary borrowers party thereto, Deutsche Bank Trust Company Americas and the other financial institutions party thereto.

99.1	Press release, dated May 9, 2013
99.2	Press release, dated May 8, 2013